Exhibit 99.2

Amendment No. 1 to the Recapitalization Agreement

This Amendment No. 1 to the Recapitalization Agreement is dated as of July 31, 2008 (this “Amendment No. 1”), by and among (i) World Heart Corporation (the “Company”), (ii) World Heart Inc. (“WHI”), (iii) ABIOMED, Inc. (“Abiomed”), (iv) Venrock Partners V, L.P., Venrock Associates V, L.P. and Venrock Entrepreneurs Fund V, L.P. (collectively, “Venrock”), (v) Special Situations Fund III QP, L.P., Special Situations Cayman Fund, L.P., Special Situations Private Equity Fund, L.P. and Special Situations Life Sciences Fund, L.P. (collectively, “SSF”) and (vi) New Leaf Ventures II, L.P. (“New Leaf”).  Capitalized terms used herein and not otherwise defined have the meanings given them in the Recapitalization Agreement.

WHEREAS, the Company, WHI, Abiomed, Venrock and SSF entered into that certain Recapitalization Agreement dated as of June 20, 2008 (the “Recapitalization Agreement”);

WHEREAS, each of SSF and Venrock approve New Leaf as an Investor for the purposes of, and in accordance with, the Recapitalization Agreement; and

WHEREAS, the parties hereto desire to proceed to the Closing pursuant to the terms of the Recapitalization Agreement, as amended by this Amendment No. 1.

NOW, THEREFORE, for good and valuable consideration mutually given, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                       New Leaf agrees to be bound by the Recapitalization Agreement (as amended by this Amendment No. 1) as if it were originally a party thereto.  Upon execution and delivery of this Amendment No. 1 by all the signatories hereto, New Leaf shall be deemed to be a party to the Recapitalization Agreement and to have all of the rights and duties of an “Investor” thereunder.  The number of shares to be acquired by New Leaf and the Cash Purchase Price to be paid by New Leaf are set forth on the signature page to this Amendment No. 1.

2.                                       New Leaf represents and warrants that New Leaf is prepared to provide its Cash Purchase Price on July 30, 2008 provided all other closing conditions under the Recapitalization Agreement have been met by the parties.

3.                                       The Recapitalization Agreement is hereby amended to replace the sixth whereas clause of the Recapitalization Agreement as follows:

“WHEREAS, SSF and Venrock may provide the Company with bridge notes under which the Company may borrow up to $1,400,000 pending the closing of the Offering and the Conversion (collectively, the “Bridge Facility”); and”

4.                                       The Recapitalization Agreement is hereby amended to add the following definition to Section 1 of the Recapitalization Agreement:

“‘New Leaf’ means New Leaf Ventures II, L.P.”

5.                                       The Recapitalization Agreement is hereby amended to include a new Section 7.10(d) of the Recapitalization Agreement as follows:

“(d)         So long as New Leaf and/or one or more of its Affiliates collectively are the beneficial owners of at least 5% of the outstanding Common Stock (determined in accordance with Rule 13d-3 under the 1934 Act), New Leaf shall have the right to designate one person for election to the Board of Directors of the Company (the “New Leaf Designee”).  The Company shall use its commercially reasonable efforts to cause the New Leaf Designee to be elected to the Company’s Board of Directors promptly following New Leaf’s request.  New Leaf shall have the right to remove or replace any New Leaf Designee by giving notice to such New Leaf Designee and the Company.  The Company shall use its commercially reasonable efforts to effect the removal or replacement of any such New Leaf Designee.”

6.                                       The Recapitalization Agreement is hereby amended to renumber Section 7.10(d) as Section 7.10(e) of the Recapitalization Agreement and replace it as follows:

“(e)         Subject to any limitations imposed by applicable law, the Abiomed Designee, the Venrock Designee, the SSF Designee and the New Leaf Designee shall be entitled to the same perquisites and indemnification rights, including stock options, reimbursement of expenses, coverage under the Company’s directors’ and officers’ insurance, delivery of a director indemnification agreement substantially in the form entered by, and in no event providing lesser rights than those received by, any other director of the Company and other similar rights in connection with such person’s membership on the Board of Directors of the Company, as every other non-employee member of the Board of Directors of the Company.”

7.                                       The Recapitalization Agreement is hereby amended to replace the first sentence of Section 9.5 of the Recapitalization Agreement as follows:

“The parties hereto shall pay their own costs and expenses in connection herewith; provided, however, that in the event that the Closing occurs the Company shall reimburse Abiomed, Venrock, SSF and New Leaf upon demand for all reasonable out-of-pocket expenses incurred by them, including without limitation reimbursement of attorneys’ fees and disbursements, in connection with the preparation, review and negotiation of the Transaction Documents and the transactions contemplated thereby and any amendment, modification or waiver of this Agreement or the other Transaction Documents.”

8.                                       The Recapitalization Agreement is hereby amended to replace the Number of Shares and Cash Purchase Price for each of the following entities (as shown on the signature pages to the Recapitalization Agreement) with the Number of Shares and Cash Purchase Price set forth below:

Venrock Partners V, L.P.

Number of Shares:  8,415,000

Cash Purchase Price:  $841,500

Venrock Associates V, L.P.

Number of Shares:  99,253,000

Cash Purchase Price:  $9,925,300

Venrock Entrepreneurs V, L.P.

Number of Shares:  2,332,000

Cash Purchase Price:  $233,200

9.                                       Except as otherwise amended by this Amendment No. 1, the Agreement shall continue in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

WORLD HEART CORPORATION

By:	/s/ Jal S. Jassawalla
Name: Jal S. Jassawalla
Title: Chief Executive Officer

WORLD HEART INC.

By:	/s/ Jal S. Jassawalla
Name: Jal S. Jassawalla
Title: President

ABIOMED, INC.

By:	/s/ Michael R. Minogue
Name: Michael R. Minogue
Title: CEO and Chairman

SPECIAL SITUATIONS FUND III QP, L.P.

By:	/s/ Austin W. Marxe
Name: Austin W. Marxe
Title: General Partner

SPECIAL SITUATIONS CAYMAN FUND, L.P.

By:	/s/ Austin W. Marxe
Name: Austin W. Marxe
Title: General Partner

SPECIAL SITUATIONS PRIVATE EQUITY FUND, L.P.

By:	/s/ Austin W. Marxe
Name: Austin W. Marxe
Title: General Partner

SPECIAL SITUATIONS LIFE SCIENCES FUND, L.P.

By:	/s/ Austin W. Marxe
Name: Austin W. Marxe
Title: General Partner

/s/ Austin W. Marxe
Austin W. Marxe

VENROCK PARTNERS V, L.P.

by its General Partner,
Venrock Partners Management V, LLC

By:	/s/ Anders Hove
Name: Anders Hove
Title: Member

VENROCK ASSOCIATES V, L.P.

by its General Partner,
Venrock Management V LLC

By:	/s/ Anders Hove
Name: Anders Hove
Title: Member

VENROCK ENTREPRENEURS FUND V, L.P.

by its General Partner,
VEF Management V LLC

By:	/s/ Anders Hove
Name: Anders Hove
Title: Member

NEW LEAF VENTURES II, L.P.

By:	New Leaf Venture Associates II, L.P.
Its:	General Partner

By:	New Leaf Venture Management II, L.L.C.
Its:	General Partner

By:	/s/ Craig L. Slutzkin
Name: Craig L. Slutzkin
Title: Chief Financial Officer

Address for Notice:

Time Square Tower
7 Times Square, Suite 1603
New York, New York 10036

Copy to:
Michael R. Flynn
Sonnenschein Nath & Rosenthal LLP
1221 Avenue of the Americas
New York, NY 10020

Number of Shares: 100,000,000
Cash Purchase Price: $10,000,000